FORT PITT CAPITAL TOTAL RETURN FUND

(FPCGX)

A series of Exchange Place Advisors Trust

c/o Ultimus Fund Solutions, LLC

Regular/Express Mail

P.O. Box 46707

Cincinnati, OH 45246

-or-

Overnight Mail

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

1-866-688-8775

STATEMENT OF ADDITIONAL INFORMATION

Dated February 27, 2026

This Statement of Additional Information (“SAI”) relates to the Fort Pitt Capital Total Return Fund (the “Fund”), which is a series of Exchange Place Advisors Trust. This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Fund dated February 27, 2026 (the “Prospectus”), as may be amended from time to time. The Prospectus is hereby incorporated by reference, which means it is legally part of this document. The Prospectus, which contains the basic information you should know before investing in the Fund, may be obtained by writing or calling the Fund at the address and phone number shown above or at www.FortPittCapitalFunds.com.

The audited financial statements and notes thereto for the Fund for the fiscal year ended October 31, 2025, are contained in the Fund’s Form N-CSR filing, dated January 7, 2026, and are incorporated by reference into this SAI.  A copy of the Fund’s financial statements, and the Annual and Semi-Annual Reports to shareholders may be obtained without charge on the Fund’s website or by calling or writing the Fund as shown above or at www.FortPittCapitalFunds.com.

TABLE OF CONTENTS

THE TRUST	1
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS	2
INVESTMENT RESTRICTIONS	16
PORTFOLIO TURNOVER	17
PORTFOLIO HOLDINGS INFORMATION	18
MANAGEMENT	19
CODE OF ETHICS	26
PROXY VOTING POLICY	26
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP	28
INVESTMENT ADVISOR AND ADVISORY AGREEMENT	28
PORTFOLIO MANAGER	31
SERVICE AGREEMENTS	32
DISTRIBUTION AGREEMENT	33
PORTFOLIO TRANSACTIONS AND TURNOVER	35
ADDITIONAL INFORMATION ABOUT PURCHASES, SALES AND PRICING OF SHARES	36
DIVIDENDS	38
ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES	38
DIVIDENDS AND DISTRIBUTIONS	42
ANTI-MONEY LAUNDERING PROGRAM	43
GENERAL INFORMATION	43
FINANCIAL STATEMENTS	45
APPENDIX A	A-1
APPENDIX B	B-1

THE TRUST

The Fund is a series of Exchange Place Advisors Trust (the “Trust”). The Trust was organized as a Delaware statutory trust under the laws of the State of Delaware on August 2, 2018, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series. The Trust currently consists of sixteen portfolios. The Board may from time-to-time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Fund.

History of the Fund. Concurrently with the Fund’s commencement of operations, the Fund acquired all of the assets, and assumed all liabilities, of the Fort Pitt Capital Total Return Fund, a series of Advisors Series Trust (the “Predecessor Fund”), in a tax-free reorganization that occurred on June 28, 2024 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Prior Predecessor Fund (as defined below) commenced operations on December 31, 2001. The Fund’s performance for periods prior to June 28, 2024, is that of the Predecessor Fund. The Fund is a continuation of the Predecessor Fund and assumed the performance and accounting history of the Predecessor Fund as of the date of the Reorganization. Therefore, the performance information includes the performance of the Predecessor Fund.

The Predecessor Fund is the successor to the Fort Pitt Capital Total Return Fund, a series of Fort Pitt Capital Funds (the “Prior Predecessor Fund”), a separate registered investment company. The Predecessor Fund and the Prior Predecessor Fund were managed, and until October 31, 2024, the Fund was managed, by Fort Pitt Capital Group, LLC (the “Previous Advisor”). From November 1, 2024, to January 1, 2026, the Fund was managed by Kovitz Investment Group Partners, LLC (“Kovitz”). Beginning on January 1, 2026 (the “Closing Date”), following an internal restructuring (the “Transaction”), Focus Partners Wealth, LLC (the “Advisor”) began serving as the Fund’s investment adviser. Focus Financial Partners Inc. is the ultimate parent company of the Previous Advisor, Kovitz and the Advisor. The Previous Advisor was responsible for the day-to-day management of the Predecessor Fund and the Prior Predecessor Fund, each of which had a substantially similar investment objective, investment strategies, policies and restrictions as those of the Fund. The Prior Predecessor Fund’s date of inception was December 31, 2001. The Prior Predecessor Fund reorganized into the Predecessor Fund on July 15, 2011. Substantially all of the assets of the Prior Predecessor Fund were acquired by the Predecessor Fund in connection with its commencement of operations on July 15, 2011.

The Fund is a diversified open-end investment company, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

The Fund’s investment goal is long-term capital appreciation and income. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments. The Fund’s investment goal is not fundamental, and therefore may be changed in the future by action of the Board. Shareholders would not be asked to vote on any change in the investment goal, but would receive advance written notice of any such change.

The Fund’s Prospectus outlines the principal investment strategies of the Fund and related risks. The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information set forth in the Fund’s Prospectus, and includes some information about strategies that are not considered to be principal investment strategies. The investment practices described below, except for the discussion of the Fund’s fundamental investment restrictions, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders. In seeking to meet the investment goal of the Fund, the Advisor may cause the Fund to invest in securities whose characteristics are consistent with the Fund’s investment goal. The securities in which the Fund may invest include those described below.

Sector Emphasis Risk

The Fund may, from time to time, invest a significant amount of its portfolio in securities of issuers principally engaged in the same or related businesses. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect a single business or a group of related businesses. Securities of companies in such business or businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to these or other developments and adversely affect the value of the portfolio to a greater extent than if such business or businesses comprised a lesser portion of the Fund’s portfolio.

●	Communications Sector Risk. Communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures (including innovation by competitors and pricing competition), substantial capital requirements, research and development costs, fluctuating demand due to shifting demographics and changing consumer tastes, and changes in regulation. Certain companies in the communications sector may be particular targets of hacking and/or other cybersecurity breaches, which could adversely affect their businesses.
●	Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy and, in turn, negatively affect companies in the consumer discretionary sector. An example is the negative impact on the consumer discretionary sector of the aggressive measures taken worldwide by governments in response to COVID-19, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.
●	Financials Sector Risk. The performance of companies in the financials sector, as traditionally defined, may be adversely impacted by many factors, including, among others, changes in government
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regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted.

●	Healthcare Sector Risk. The Fund may invest a substantial portion of its assets directly or indirectly in securities issued by healthcare companies and, as a result, the performance of the Fund will be impacted by economic, political and regulatory risks or other occurrences associated with the healthcare industry. Healthcare companies may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims and legislative or regulatory activities, among other factors.
●	Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector can be adversely affected by environmental damages, product liability claims and exchange rates.
●	Information Technology Sector Risk. The Fund may invest in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions, pandemics, epidemics and other similar circumstances in one or more countries or regions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may

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in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Interest Rate Risk

Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. Other types of securities also may be adversely affected from an increase in interest rates. Over the past several years, the Federal Reserve has maintained the level of interest rates at or near historic lows. However, more recently, interest rates have begun to increase as a result of action that has been taken by the Federal Reserve, which has raised, and may continue to raise, interest rates. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Equity Securities Risk

The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. The prices of common stocks move up or down (sometimes rapidly and unpredictably) in response to general market and economic conditions, interest rates, investor perception and anticipated events, as well as the activities of the particular issuer. Stock market risk may affect individual companies, industries, sectors, or the securities markets generally.

Large-Capitalization Company Risk

The stocks of larger companies may underperform relative to those of small- and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Small- and Medium-Capitalization Company Risk

Investments in small- and medium-capitalization companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Credit Risk

If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying

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a security declines, the value of the Fund’s portfolio will typically decline to some extent. The Fund could lose money if an issuer or guarantor of a fixed income security is unwilling or unable to make timely payments to meet its contractual obligation on an investment held by the Fund. Even if issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

U.S. Government Obligations Risk

Not all securities issued by U.S. government agencies or government-sponsored entities are guaranteed by the full faith and credit of the United States. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund may be adversely impacted. U.S. government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets. The current contentious domestic political environment, as well as political and diplomatic events within the U.S. and abroad, such as presidential elections in the U.S. or abroad may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations.

American Depositary Receipts Risk

Investing in American Depositary Receipts (“ADRs”) may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice vera, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

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Investment Company Risk

When the Fund invests in other investment companies, such as an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying securities the investment company holds. The Fund may also incur brokerage costs when it purchases shares of investment companies. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. The Fund also will incur brokerage costs when it purchases ETFs.

Fixed Income Securities Risk

When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. New regulations applicable to, and changing business practices of, financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which may reduce the liquidity and may increase the volatility for such fixed income securities. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Longer-term securities may be more sensitive to interest rate changes. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Yield Curve Risk

This is the risk that there is an adverse shift in market interest rates of fixed income investments. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-

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and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Common and Preferred Stock

Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Common stock is a principal investment of the Fund.

Convertible Securities

Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed-income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock, but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Advisor anticipates such stock will provide the Fund with opportunities that are consistent with the Fund’s investment goal and policies.

Debt Securities

Debt securities purchased by the Fund will consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and repay principal. Non-convertible debt obligations will be rated BBB or higher by S&P Global Ratings (“S&P”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or determined to be of comparable quality by the Advisor if the security is unrated. Convertible debt obligations will be rated A or higher by S&P, or A or higher by Moody’s, or determined to be of comparable quality by the Advisor if the security is unrated. Bonds in the lowest investment grade category (BBB by S&P or Baa by Moody’s) have speculative characteristics. Changes in the economy or other circumstances are more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Fixed income securities (primarily U.S. obligations) are principal investments of the Fund. See Appendix A to this SAI.

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Illiquid and Restricted Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limits are applied as of the date the Fund purchases an illiquid investment. It is possible that the Fund’s holding of illiquid investments could exceed the 15% limit, for example as a result of market developments or redemptions.

The Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market pursuant to Rule 144A under the Securities act of 1933, as amended (the “1933 Act”) and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Restricted securities sold in private placement transactions between issuers and their purchasers are neither listed on an exchange nor traded in other established markets and may be illiquid. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. A restricted security may be determined to be liquid under the Fund's liquidity risk management program established pursuant to Rule 22e-4 depending on market, trading, or investment-specific considerations related to the restricted security. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, the Fund may obtain access to material non-public information about an issuer of private placement securities, which may restrict the Fund’s ability to conduct transactions in those securities.

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When Issued, Delayed Delivery Securities and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a “when, as and if issued” security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.

Rule 18f-4 under the 1940 Act permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

U.S. Government Securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Fund’s shares. Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, FNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

U.S. government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. The discount varies depending on the time remaining until maturity, as well as market interest

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rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. Because interest on zero-coupon securities is not distributed on a current basis but is, in effect, compounded, zero-coupon securities tend to be subject to greater market risk than interest-payment securities, such as CATs and TIGRs, which are not issued by the U.S. Treasury, and are therefore not U.S. government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. government.

Bank Obligations

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of the Fund’s total assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

Foreign Securities

The Fund may invest in securities of foreign companies. However, the Fund will not invest more than 10% of the value of its net assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or ADRs, on which there are no such limits). Although the Fund may invest up to 10% of its net assets in foreign securities, the Advisor typically invests only a small portion of the Fund’s portfolio in such securities, if at all.

There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Fund. Payment of such interest equalization tax, if imposed, would reduce the Fund’s rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Fund by U.S. corporations.

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Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in U.S. corporations. Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers, and listed corporations than exist in the United States. The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations and control regulations. Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries.

Brexit. The United Kingdom formally left the European Union (“EU”) on January 31, 2020 (a measure commonly referred to as “Brexit”). Following the withdrawal, in December 2020, the United Kingdom and the EU entered into a new trading relationship. The agreement allows for continued trading free of tariffs, but institutes other new requirements for trading between the United Kingdom and the EU. Even with a new trading relationship having been established, Brexit could continue to affect European or world wide political, regulatory, economic, or market conditions. There is the possibility that there will continue to be considerable uncertainty about the potential impact of these developments on United Kingdom, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the United Kingdom, EU and globally, which may adversely affect the value of the Fund’s investments. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to the Fund, as there may be negative effects on the value and liquidity of the Fund’s investments and/or the Fund’s ability to enter into certain transactions.

American Depositary Receipts

The Fund may make foreign investments through the purchase and sale of sponsored or unsponsored American Depositary Receipts (“ADRs”) without limitation. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation

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of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund’s investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Other Investment Companies

The Fund may invest in shares of other investment companies or mutual funds, including ETFs. For example, the Fund may invest in money market mutual funds in connection with its management of daily cash positions and for temporary defensive purposes. The Fund currently intends to limit its investments in securities issued by other investment companies (except for money market funds) so that not more than 3% of the outstanding voting shares of any one investment company will be owned by the Fund, or its affiliated persons, as a whole. The Fund may invest unlimited amounts in money market funds for management of its daily cash position, subject to certain conditions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than 3% percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on the Fund’s shares is no greater than the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) applicable to a fund of funds (e.g., 8.5%). In accordance with Rule 12d1-1 under the 1940 Act, the provisions of Section 12(d)(1) shall not apply to shares of money market funds purchased by the Fund, whether or not for temporary defensive purposes, provided that the Fund does not pay a sales charge, distribution fee or service fee as defined in Rule 2341 of the Conduct Rules of FINRA on acquired money market fund shares (or the Advisor must waive its advisory fees in amount necessary to offset any sales charge, distribution fee or service fee).

Rule 12d1-4 permits additional types of fund of fund arrangements without an exemptive order. The rule imposes certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Exchange-Traded Funds – ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional index mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed

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above, the Fund’s investments in ETFs will involve duplication of management fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV per share, but there is no guarantee that they will continue to do so. ETFs that seek to replicate a particular benchmark index are subject to “tracking risk” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks. Unlike traditional mutual funds, shares of an ETF may also be purchased and redeemed directly from the ETFs only in large blocks and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Loans of Portfolio Securities

The Fund may lend its investment securities to approved borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that: (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis); (c) the loan be made subject to termination by the Fund at any time; and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, and will be subject to review by the Board of Trustees. The Fund will not lend portfolio securities with a value in excess of 33-1/3% of the value of its total assets.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

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Borrowing

Currently, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes.  To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.  Borrowing money to increase the Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund.  There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.

Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The Fund will reduce its borrowing amount within three days, if its asset coverage falls below the amount required by the 1940 Act.

Derivatives

The Fund is prohibited from investing in derivatives, excluding certain currency and interest rate hedging transactions. This restriction is not fundamental and may be changed by the Fund without a shareholder vote. If the Fund does determine to invest in derivatives in the future, it will comply with Rule 18f-4 under the 1940 Act.

Temporary Investments

Under normal market conditions, the Fund may have money received from the purchase of Fund shares, or money received on the sale of its portfolio securities for which suitable investments consistent with the Fund’s investment goals are not immediately available. Under these circumstances, the Fund may have such monies invested in cash or cash equivalents in order to earn income on this portion of its assets. Cash equivalents include investments such as U.S. government obligations, repurchase agreements, bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less. The Fund also may have a portion of its assets invested in cash equivalents in order to meet anticipated redemption requests or if other suitable securities are unavailable. In addition, the Fund may reduce its holdings in equity and other securities

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and may invest in cash and cash equivalents for temporary defensive purposes, during periods in which the Advisor believes changes in economic, financial, political or other conditions make it advisable.

Investments by the Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P, Moody’s or similar rating by another nationally recognized rating agency. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

Other Investments

The Board of Trustees may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund’s investment goal and that it would not violate any fundamental investment policies or restrictions or securities laws, including the 1940 Act.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Although the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and attempts to mitigate the occurrence or impact of a cyber incident may be unsuccessful. The nature, extent, and potential magnitude of the adverse consequences of a cyber incident cannot be predicted accurately but may result in significant risks and costs to the Fund and its shareholders.

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The issuers of securities in which the Fund invests are also subject to the ongoing risks and threats associated with cyber incidents. These incidents could result in adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches). As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents.

The Fund and its service providers are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Fund, changes in personnel, and errors caused by third parties or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions:

The Fund has adopted the following fundamental investment restrictions which cannot be changed without the approval of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” of a fund means the vote of: (i) more than 50% of the outstanding voting securities of the fund; or (ii) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

1.	Concentration: The Fund may not concentrate (invest 25% or more of its total assets) in securities of issuers in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). With respect to the Fund’s fundamental investment policies and restrictions adopted by the Trust, “concentration” involves the Fund investing 25% or more of its total assets in securities of issuers in a particular industry or group of industries.
2.	Borrowing: The Fund may not borrow money, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. The 1940 Act allows a fund to borrow from banks if they maintain 300% asset coverage for all such borrowings. The Fund can also borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made. This loan may but need not be from a bank and the aggregate of all loans may not exceed 33-1/3% of the Fund’s assets.
3.	Senior Securities: The Fund will not issue securities senior to the Fund’s presently authorized shares of beneficial interest, except as permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.
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4.	Underwriting: The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.
5.	Real Estate: The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein (including real estate investment trusts), or investing in securities that are secured by real estate or interests therein.
6.	Commodities: The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving financial instruments that are secured by physical commodities.
7.	Lending: The Fund may not make loans if, as a result, the amount of the Fund’s assets loaned would exceed the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, except that the Fund may (i) purchase or hold debt instruments, loan participations and/or engage in direct corporate loans in accordance with its investment goal and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities to broker/dealers or institutional investors. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.
8.	Diversification: The Fund may not purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.
9.	Other Investment Companies: The Fund will not invest in the securities of other investment companies, except as permitted under the 1940 Act, as amended.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions, generally resulting in larger taxable distributions to shareholders.

The following table provides the Fund’s portfolio turnover rate for the past two fiscal years ended October 31.

	2025	2024
Portfolio Turnover Rate	27%	14%
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PORTFOLIO HOLDINGS INFORMATION

The Advisor and the Fund are subject to portfolio holdings disclosure policies. These policies govern the timing and circumstances of disclosure to shareholders and third parties about the portfolio investments which the Fund holds. These portfolio holdings disclosure policies have been approved by the Trust’s Board of Trustees.

1.	Portfolio Holdings Information Defined. It is the Trust’s policy to permit the dissemination of Portfolio Holdings Information to third parties prior to the time of its public dissemination only when such disclosure is in the best interest of Fund shareholders and only when such disclosure is accompanied by appropriate and reasonable protections against the improper use and dissemination of such information. For purposes of this policy “Portfolio Holdings Information” is defined as information which, at any point in time, identifies, or may be used to identify (1) any security owned by the Fund, (2) the current value of any security owned by the Fund, (3) characteristics of securities owned by the Fund or of the Fund’s portfolio as a whole including, but not limited to, sector or geographic weightings, and (4) financial and other proprietary or non-public information concerning the Fund and the securities contained in the Fund’s portfolio.
2.	Exclusions from Portfolio Holdings Information. Portfolio Holdings Information does not include information which has been: (1) disclosed to the public in either a prospectus or in a shareholder report filed with the SEC and delivered to shareholders pursuant to Section 30(e) of the 1940 Act, or posted on the Fund’s internet website in accordance with the requirement of Instruction 3 to Item 11(f)(2) of Form N-lA; (2) filed with the SEC on (a) Form N-CSR or (b) in a filing as a schedule to Form N-PORT made in accordance with the requirements of Rule 30b1-9 under the 1940 Act; or (3) posted on the Fund’s website.
3.	PROCEDURES

To the extent that they are not in conflict with this policy, the Fund may adopt Fund specific procedures for the method, timing and frequency of its public disclosure of Portfolio Holdings Information.  Portfolio Holdings Information posted on the Fund’s website may be separately provided to any person, commencing after it is first published on the Fund’s website.

1.	Disclosure of Portfolio Holdings Information. Portfolio Holdings Information is to be kept strictly confidential and should not be disclosed to any third party prior to the time of its public dissemination by the Trust. Notwithstanding the above, the disclosure of the Fund’s Portfolio Holdings Information to a third party prior to its public dissemination under the following circumstances:
(A)	Approved Periodic Disclosure. Periodic disclosure of the Fund’s Portfolio Holdings Information may be made:
(i)	to the Fund’s service provider to facilitate performance of contractual and/or fiduciary duties necessary for the Fund’s operations, including but not limited to the Fund’s investment adviser, administrator, custodian, fund accountant, principal underwriter, mailing service providers, financial printers, proxy voting services, broker-dealers in connection with the purchase and sale of portfolio securities, legal counsel, independent auditor, the Trust’s Board of Trustees (“Board”) and officers (“Service Providers”); and
(ii)	pursuant to a regulatory request, court order or other legal proceedings and the approval of the Trust’s Chief Compliance Officer (“CCO”).
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(B)	Additional Disclosure. Disclosure of the Fund’s Portfolio Holdings Information may also be made to the following additional entities (“Potential Recipients”) subject to the referenced disclosure requirements:
(i)	Potential Recipients
(a)	mutual fund rating or, statistical agency, consultants or person performing similar functions;
(b)	a broker dealer, investment adviser or other financial intermediary performing due diligence on the Fund (and not for dissemination to clients); and
(c)	others pursuant to the prior written approval of the CCO.
(ii)	Disclosure Requirements. Prior to disclosing the Fund’s Portfolio Holdings Information to a Potential Recipient, the CCO must find that:
(a)	the Fund has a legitimate business purpose for releasing the information in advance of release to all shareholders or the general public; and
(b)	the disclosure is in the best interests of Fund shareholders; and
(c)	the Fund has obtained a signed confidentiality agreement or its equivalent from the Potential Recipient.
2.	Duty of Confidentiality. Service Providers shall be subject to a duty of confidentiality by contract, internal policies or procedures and/or pursuant to the requirements of a professional code. Potential Recipients will be subject to a similar duty of confidentiality.
3.	Frequency of Disclosure to Potential Recipients. In general, Service Providers may receive portfolio holdings as needed with little or no lag between the date of the information and the date of which the information is disclosed. The frequency with which portfolio holdings may be disclosed to other potential recipient, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed, shall be determined by the CCO based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and its shareholders from the disclosure, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a potential recipient, other than a Service Provider, may vary and may be as frequent as daily, with no lag.
4.	Compensation. Neither the Fund, nor any other party, including the Fund’s investment adviser, shall accept compensation in connection with the disclosure of its Portfolio Holdings Information.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board. The Board consists of three individuals, all of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, distributor, custodian and transfer agent. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

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The current Trustees and officers of the Trust and their years of birth are listed below with their addresses, present positions with the Trust, term of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Address(a), Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served(b)	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee(c)	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
David B. Boon (1960)	Chairperson of the Board and Trustee	08/2018 to present (Chairperson since 03/2024)	Chief Financial Officer and Managing Director, Eagle Capital Management, LLC (since 2018); Chief Financial Officer and Partner, Cedar Capital, LLC (2013-2018).	1	Trustee of Evanston Multi-Alpha Fund (formerly North Square Evanston Multi-Alpha Fund) (since 2024).
Donald J. Herrema (1952)	Trustee	08/2018 to present (Chairperson from 08/2018-03/2024)	Vice Chair and Chief Investment Officer, Independent Life Insurance Company (since 2018); Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) (since 2004).	1	Chairperson and Director Emeritus, TD Funds USA (2009-2019); Director, Abel Noser Holdings, LLC (since 2016); Member, USC Marshall Business School Board (since 2010); Director, FEG Investment Advisors (since 2017); Director, Independent Life Insurance Company (since 2018) ); Director, Independent Insurance Group (since 2023); and Trustee of Evanston Multi-Alpha Fund (formerly North Square Evanston Multi-Alpha Fund) (since 2024).
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Name, Address(a), Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served(b)	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee(c)	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Catherine A. Zaharis (1960)	Trustee	08/2018 to present	Professor of Practice (since 2019), Director, Professional/ Employer Development, Finance Department (2015-2019), Adjunct Lecturer (2010-2019), and Business Director, MBA Finance Career Academy (2008-2015), University of Iowa, Tippie College of Business; Chair (2013-2016), Director (1999-2016), and Investment Committee Member (1999-2013) and Chair (2003-2013), University of Iowa Foundation.	1	Trustee of Evanston Multi-Alpha Fund (formerly North Square Evanston Multi-Alpha Fund) (since 2024).
Officers of the Trust
Ian Martin(d) (1968)	President	05/2023 to present	Executive Vice President, Chief Administrative Officer of Ultimus Fund Solutions, LLC (2019-present); Executive Vice President (1992-2019), U.S. Bank Global Fund Services.	N/A	N/A
Zachary P. Richmond (1980)	Treasurer	05/2023 to present	Senior Vice President, Director of Financial Administration of Ultimus Fund Solutions, LLC (2024-present) (Vice President from 2015-2024).	N/A	N/A
Karen Jacoppo-Wood (1966)	Secretary	05/2023 to present	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (2022-present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2019- 2022) (Vice President and Managing Counsel from 2014-2019).	N/A	N/A
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Name, Address(a), Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served(b)	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee(c)	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Martin R. Dean (1963)	Chief Compliance Officer	05/2023 to present	President of Northern Lights Compliance Services, LLC (01/2023-present); Senior Vice President, Head of Fund Compliance (2020-01/2023) of Ultimus Fund Solutions, LLC (Vice President and Director of Fund Compliance from 2016-2020).	N/A	N/A
a.	The business address of each Trustee and officer is Exchange Place Advisors Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
b.	Trustees and officers serve until their successors are duly elected and qualified.
c.	As of the date of this SAI, the Trust was comprised of 16 active portfolios managed by three unaffiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust.
d.	Mr. Martin served as an interested trustee from May 2023 to December 31, 2024. He was considered to be an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his positions with the administrator, transfer agent and fund accountant.

Additional Information Concerning the Board of Trustees

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust. The Board has engaged the Advisor to manage the Fund and is responsible for overseeing the Advisor and other service providers to the Fund in accordance with the provisions of the 1940 Act and other applicable laws. Subject to the provisions of the Declaration of Trust, its Amended and Restated By-Laws (the “By-Laws”) and Delaware law, the Board has all powers necessary and convenient to carry out these responsibilities, including, among other things, the election and removal of the Trust’s officers.

The Board is currently composed of three members, all of whom are Independent Trustees. The Board meets periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. The Board also regularly meets outside the presence of management and is advised by independent legal counsel.

The Board has appointed Mr. Boon to serve in the role of Chairperson. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established two standing Committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish additional committees or informal working groups to review and address the policies and practices of

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the Trust with respect to certain specified matters. The Board reviews its structure regularly as part of its annual self-assessment. The Board has determined that its current leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

The Board oversees risk as part of its general oversight of the Fund. The Board has emphasized to the Advisor and other service providers the importance of maintaining vigorous risk management programs and procedures. The Fund is subject to a number of risks, including investment, liquidity, compliance, financial, operational, and valuation risks, among others. Under the overall supervision of the Board, the Advisor and other service providers perform risk management as part of the day-to-day operations of the Fund. Each of the Advisor and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls. The Board has appointed a Chief Compliance Officer for the Trust who oversees the implementation and testing of the Fund’s compliance program and regularly reports to the Board regarding compliance matters for the Fund and its principal service providers. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. Various personnel, including the Trust’s Chief Compliance Officer and senior personnel of the Advisor and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Board Committees

The Board has two standing committees: the Audit Committee and the Nominating and Governance Committee (the “Governance Committee”).

The Audit Committee is responsible for advising the full Board with respect to the oversight of accounting, auditing and financial matters affecting the Trust. In performing its oversight function, the Audit Committee has, among other things, specific power and responsibility: (1) to oversee the Fund’s accounting and financial reporting policies and practices, their internal controls and, as deemed appropriate by the Audit Committee, the internal controls of the Fund’s service providers; (2) to oversee the quality, objectivity, and integrity of the Fund’s financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, monitor the independent auditor’s qualifications, independence, and performance; and (4) to act as a liaison between the Trust’s independent registered public accounting firm and the Board. The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least semi-annually. The Audit Committee is comprised of all of the Independent Trustees. Mr. Herrema is the Chairperson of the Audit Committee. For the fiscal year ended October 31, 2025, the Audit Committee met four times.

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The Governance Committee is responsible for assisting the Board with matters related to the periodic review and evaluation of the governance, composition and operations of the Board and its Committees, including the selection and nomination of candidates to serve as Trustees of the Trust and of chairpersons of the Committees. The Governance Committee is comprised of all of the Independent Trustees. Ms. Zaharis is the Chairperson of the Governance Committee. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust, including biographical information and qualifications of the proposed nominee. The Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee. The Governance Committee meets as often as necessary or appropriate to discharge its functions and will meet at least annually. For the fiscal year ended October 31, 2025, the Governance Committee met four times.

Qualifications of the Trustees

The governing documents for the Trust do not set forth any specific qualifications to serve as a Trustee. The charter of the Governance Committee also does not set forth any specific qualifications. The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills (“Qualifications”) of each Trustee, including those listed in the chart earlier in this section. Among the Qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information and proposals provided to them regarding the Trust, to interact effectively with each of the other Trustees, the Advisor, independent registered public accounting firm and the other service providers, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee. The following is a summary of Qualifications that support the conclusion that each individual qualifies to serve as a Trustee of the Trust. Additional details regarding the background of each Trustee is included in the chart earlier in this section.

David B. Boon. Mr. Boon has been a Trustee since August 2018 and Chairperson of the Board since March 2024. Mr. Boon has experience in the financial, operations and management areas of the financial industry, including as the chief financial officer at various investment management firms. He has also served as the managing director of a retail and institutional investment management firm and full service defined contribution provider. Mr. Boon has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

Donald J. Herrema. Mr. Herrema has been a Trustee since August 2018 and was Chairperson of the Board from August 2018 to March 2024. Mr. Herrema has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director and chairperson of the board of directors of another mutual fund complex. He has also served on the boards of directors of a variety of public and private companies and non-profit organizations. Mr. Herrema has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

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Catherine A. Zaharis. Ms. Zaharis has been a Trustee since August 2018. Ms. Zaharis has experience in the financial services industry having served in senior positions at various asset management firms, including an SEC-registered investment adviser. Ms. Zaharis has served on the board of directors of another mutual fund complex. She has also served as a director, chairperson and committee member (as well as committee chair) of the board of directors at an educational organization’s endowment foundation, and she has served on the boards of directors of certain philanthropic and civic leadership organizations.

Security and Other Interests. As of the calendar year ended December 31, 2025, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Advisor or the Distributor (as defined below), or any of their affiliates. During the two most recently completed calendar years, none of the Independent Trustees or their immediate family members had a direct or indirect interest, the value of which exceeds $120,000, in the Advisor or the Distributor, or any of their affiliates. In addition, during the two most recently completed calendar years, none of the Independent Trustees or their immediate family members had any material interest, direct or indirect, in any transaction (or series of transactions), in which the amount involved exceeds $120,000 and to which the Advisor or the Distributor, or any affiliate thereof, was a party. During the two most recently completed calendar years, none of the Independent Trustees or their immediate family members had any direct or indirect relationship, in which the amount involved exceeds $120,000, with the Advisor or the Distributor, or any of their affiliates.

Trustee Ownership of Fund Shares and Other Interests. The following table shows the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustees in the family of investment companies owned by the Trustees as of December 31, 2025, using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, and over $100,000.

Name of Fund(1)	David B. Boon Independent Trustee	Donald J. Herrema Independent Trustee	Catherine A. Zaharis Independent Trustee
Fort Pitt Capital Total Return Fund	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)	None	None	Over $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(2) Refers to all series of the Trust.

Compensation

Effective January 1, 2026, each Independent Trustee receives from the Trust an annual retainer of $52,500, plus an annual fee per Fund of $2,000, plus reimbursement of related expenses. The Chairperson of the Board receives an additional annual retainer of $18,750, and each of the Chairpersons of the Audit Committee and the Governance Committee receives an additional annual retainer of $7,500 and $3,000, respectively. Prior to January 1, 2026, each Independent Trustee received from the Trust an annual retainer of $50,000, plus an annual fee per Fund of $2,000, plus reimbursement of related expenses. The Chairperson of the Board received an additional annual retainer of $18,750, and each of the Chairpersons of the Audit Committee and the

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Governance Committee received an additional annual retainer of $7,500 and $3,000, respectively. Each Independent Trustee receives $2,000 for each special in-person or telephonic meeting attended. The Independent Trustees may waive part of the annual retainer fees from time to time. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Trust does not pay any compensation to the Trust’s officers.

Set forth below is the compensation received by the Independent Trustees from the Trust for the fiscal year ended October 31, 2025.

Name of Person/Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees[1]
David B. Boon	$6,117.19	$0	$0	$6,117.19
Donald J. Herrema	$5,515.63	$0	$0	$5,515.63
Catherine A. Zaharis	$5,279.17	$0	$0	$5,279.17
1	The Trust is comprised of multiple series with differing fiscal year ends. The compensation paid to the Board of Trustees is determined on a calendar quarter basis. As of the date of this SAI, the Trust was comprised of 16 active portfolios managed by three unaffiliated investment advisers. The term “Fund Complex” refers only to the Fund, and not to any other series of the Trust. For the fiscal year ended October 31, 2025, the aggregate Independent Trustees’ fees paid by the entire Trust were $262,562.50.

CODE OF ETHICS

The Trust, the Advisor and the Distributor have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Trust Proxy Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Trust Proxy Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (the “Advisor Proxy Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Trust Proxy Policies and the Advisor Proxy Policies.

The Advisor has adopted the Advisor Proxy Policies and understands its obligations to ensure that the proxies are voted in the best interests of its clients. The Advisor Proxy Policies also require the Advisor to present to the Board, at least annually, its proxy voting guidelines used pursuant to the Advisor Proxy Policies, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest and any material deviations from the guidelines. It is the policy of the Advisor to consider the guidelines when voting Fund proxies, though all proxy issues are considered on their own merits and voting decisions may take into account particular circumstances of the issuer. Matters not covered by the Advisor’s guidelines are referred to

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the Fund’s Board of Trustees for consideration. The Advisor has also established a Proxy Voting Manager responsible for maintaining the Advisor Proxy Policies, including the Advisor’s proxy voting guidelines.

Certain of the Advisor’s proxy voting guidelines are summarized below:

•	In the area of individual securities management, mergers, acquisitions, divestitures and the like, the Advisor will judge each proposal on its merits keeping in mind the best interest of Fund shareholders, however, the Advisor generally votes for proposals that enhance shareholder rights and against proposals that tend to limit shareholder rights;
•	With respect to corporate takeover defenses and related actions, the Advisor generally votes in favor of proposals that enhance the shareholders’ bargaining position;
•	With respect to changes in compensation plans, because the Advisor recognizes that companies need to provide competitive compensation, it will generally vote for proposals that provide incentive-based compensation and against proposals that do not; and
•	Regarding changes in corporate structure and capitalization, the Advisor generally supports actions that enable companies to gain better access to capital markets, but will generally vote against proposals that appear to entrench management and that do not provide economic value to shareholders.

Although many proxy proposals can be voted in accordance with the guidelines established by the Proxy Committee, some proposals will require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations.

Conflicts of Interest. In the event that a proposal raises a material conflict of interest between the Advisor and the Fund, the Advisor will consult the Board of Trustees of the Fund and will abide by their recommendation with respect to the proposal, which may include, among other things; following the Board’s voting recommendation, abstaining, or following the recommendation of an independent third party.

The Trust is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30. The Fund’s proxy voting record is available without charge, upon request, by calling toll-free 1-866-688-8775, on or through the Fund’s website at www.FortPittCapitalFunds.com, and on the SEC’s website at www.sec.gov.

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CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. For control persons only, if a control person is a company, the table also indicates the control person’s parent, if any, and the jurisdiction under the laws of which the control person is organized.

As of January 30, 2026, the entities listed below were principal shareholders and/or control persons of the Fund.

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	82.87%	Record
Morgan Stanley Smith Barney LLC FBO A Customer of MSSB 273-324946-000 1 New York Plaza New York, NY 10004	Morgan Stanley	DE	6.01%	Record
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	FMR LLC	DE	5.40%	Record

Management Ownership Information. As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISOR AND ADVISORY AGREEMENT

Beginning on January 1, 2026 (the “Closing Date”), following an internal restructuring (the “Transaction”), Focus Partners Wealth, LLC, located at 190 Carondelet Plaza, Suite 600, St. Louis, MO 63105, began serving as the Fund’s investment adviser. Prior to January 1, 2026, Kovitz Investment Group Partners, LLC (“Kovitz”), served as the Fund’s investment adviser. The Advisor and Kovitz are indirect, wholly-owned subsidiaries of Focus Financial Partners, LLC (“Focus”), a Delaware limited liability company that is a strategic and financial investor in independently-managed wealth management firms.

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Advisory Agreement with Kovitz (the “Advisor” for this section)

The Advisor served as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor, subject to the supervision of the Trustees, provided a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund’s investment goal, policies and restrictions as set forth in its prospectus, this SAI and the resolutions of the Trustees. Pursuant to the Advisory Agreement, the Advisor is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Advisor also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Trustees such periodic or other reports as the Trustees may request. To protect the Fund, the Advisor and its officers, directors and employees are covered by fidelity insurance. The Advisor pays all expenses incurred by it in connection with its activities except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Advisor are not exclusive, and the Advisor is free to perform similar services for others.

Under the Advisory Agreement, the Advisor receives a monthly management fee from the Fund. The Advisor’s fee schedule provides that the Fund will pay the Advisor a flat fee of 0.76% of the Fund’s average daily net assets. The fee is computed at the close of business on the last business day of each month in accordance with the Advisory Agreement. The Advisor has contractually agreed to waive its management fee or reimburse the Fund for expenses otherwise payable by the Fund (“Operating Expenses Limitation Agreement”) to the extent necessary to ensure that net operating expenses of the Fund (excluding interest, taxes, brokerage commissions, AFFE, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees or any other class-specific expenses) do not exceed 1.00% of the Fund’s average daily net assets through at least February 27, 2027. The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the thirty-six month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. The management fees accrued for the Fund and/or the Predecessor Fund for the three most recent fiscal years ended October 31 are shown below.

	2025	2024	2023
Total Management Fees Accrued	$453,551	$479,123	$491,110
Management Fees Waived	$149,529	$114,922	$110,211
Net Management Fees Paid to Advisor	$304,022	$364,201	$380,899

The Advisory Agreement may be continued from year to year, provided that such continuance is approved at least annually by a vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Trustees, and in either event by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

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Advisory Agreement with Current Advisor

As a result of the Transaction, the Advisory Agreement with Kovitz was terminated as of the Closing Date. In connection with the Transaction, it is proposed that the Fund, which currently operates as an open-end mutual fund, be reorganized into Kovitz Core Equity ETF (the “Acquiring Fund”), a series of Valued Advisers Trust (the “Acquiring Trust”), which is also advised by the Advisor and that operates as an exchange-traded fund (the “Reorganization”). At a meeting held on December 9-10, 2025, the Board approved the Agreement and Plan of Reorganization (the “Plan”) for the Reorganization. Pursuant to the Plan, the Fund will transfer substantially of its assets and all of its liabilities to the Acquiring Fund in exchange for newly issued common shares of the Acquiring Fund. The Reorganization is expected to close in the second quarter of 2026, subject to the fulfillment of closing conditions, including the approval of the Plan by the Fund’s shareholders. More detailed information regarding the Reorganization and the proposals to be voted upon at the special meeting of the Fund’s shareholders will be provided in a proxy statement/prospectus in connection with the special meeting.

At the December 9-10, 2025, meeting of the Board, the Board, comprised solely of Independent Trustees, also unanimously voted to approve, and to recommend that shareholders approve, an investment advisory agreement between the Advisor and the Trust, on behalf of the Fund (the “New Advisory Agreement”), on substantially the same terms as the Advisory Agreement. Under the New Advisory Agreement, the Advisor will provide investment advisory services to the Fund on the same terms and conditions and advisory fee rate as those currently in effect. The Fund’s investment objective, policies, risks, principal or non-principal strategies, fundamental or non-fundamental investment restrictions, and portfolio manager did not change as a result of the Transaction. The New Advisory Agreement with the Advisor will be submitted to the Fund’s shareholders for approval at the forthcoming special meeting of the Fund’s shareholders. Shareholders will be asked to approve the New Advisory Agreement in the event the Reorganization is not approved or not consummated in a timely manner.

Pending shareholder approval of the New Advisory Agreement, the Advisor acts as the investment adviser to the Fund pursuant to an interim advisory agreement pursuant to Rule 15a-4 under the 1940 Act between the Trust, on behalf of the Fund, and the Advisor, which was also approved by the Board and that took effect on the Closing Date. The interim advisory agreement has substantially the same terms as the Advisory Agreement, except for the start and end date of the agreement and other provisions applicable to the interim investment advisory agreement as required under the 1940 Act. The Advisor will continue managing the Fund under either the interim advisory agreement or the New Advisory Agreement until the Reorganization is consummated. As required by Rule 15a-4 under the 1940 Act, shareholder approval of the New Advisory Agreement is also necessary to permit payment to the Advisor of the fees accrued under the interim advisory agreement even if the Reorganization is separately approved.

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PORTFOLIO MANAGER

The Advisor serves as investment adviser to the Fund. Dan Eye serves as the Portfolio Manager of the Fund. The portfolio manager is primarily responsible for the day-to-day management of the Fund and manages the Advisor’s separately managed accounts in addition to the Fund. Information regarding the other accounts (not including the Fund) managed by Mr. Eye, including the number of accounts, the total assets in those accounts, and the categorization of the accounts as of October 31, 2025, is set forth below.

Portfolio Manager Other Accounts	Total Accounts (excluding the Fund)		Accounts with Performance Based Fees
	Number	Assets (in billions)	Number	Assets
Dan Eye
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10,009	$6.50	0	$0

Material Conflicts of Interest

The Advisor has not identified any material conflicts between the Fund and other accounts managed by the firm. However, actual or apparent conflicts may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts results in unequal time and attention being devoted to the Fund and other accounts. The Advisor’s management fees for the services it provides to other accounts may be higher or lower than the advisory fees it receives from the Fund. On behalf of all clients, including the Fund, the Advisor strives to provide investment advice that is the most cost effective for them given the size of their investable assets, time horizon and investment objectives. The firm uses a modified random allocation procedure to reduce the possibility that the Fund or another account may receive favorable treatment.

No direct conflicts of interest between the Fund and the Advisor exist. The Advisor has an Asset Management group which is made up of the portfolio management, research and trading staff of the firm. Dan Eye serves as the sole Portfolio Manager of the Fund; however, all investment decisions are discussed by the Asset Management group prior to implementation. The Portfolio Manager relies on the members of the Asset Management group in formulating trades for the firm’s equity strategies, which includes the Fund.

Compensation

As of October 31, 2025, the portfolio manager receives a base salary to manage both the Fund and separate client accounts. The base salary is determined by the Advisor’s senior management and is in line with current industry averages. The portfolio manager is also eligible for an annual performance-based bonus based upon his performance and the execution of goals for the year. The portfolio manager’s compensation is not based on the performance of the Fund or any other separate account that he manages, nor is such compensation based on the value of assets in the Fund or any other separate account.

The Advisor believes that this arrangement encourages the portfolio manager to focus on consistent, long-term results for the Fund.

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Securities Owned in the Fund by the Portfolio Manager. As of October 31, 2025, Mr. Eye beneficially owned the following dollar range of shares of the Fund:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001- $50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)
Dan Eye	$500,001-$1,000,000

SERVICE AGREEMENTS

Fund Administrator, Transfer Agent and Fund Accountant

The Fund retains Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Administrator” or the “Transfer Agent”), to serve as transfer agent, dividend paying agent and shareholder service agent, and to provide the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. The Fund also retains Ultimus to provide the Fund with fund accounting services, including calculating the Fund’s daily NAV, necessary office equipment, personnel and facilities. The Fund pays Ultimus for its transfer agency fund administrative services, and fund accounting services. Officers of the Trust are also officers and/or employees of Ultimus (the Administrator, the Transfer Agent and accounting services agent for the Trust).

For the fiscal years indicated below, the Fund and/or the Predecessor Fund paid the following fees to the Fund’s prior and current administrators for fund administration services (including fund accounting):

2023	2024	2025
$86,744	$76,732	$66,510

Custodian

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services; pursuant to a consulting agreement between NLCS and the Trust, on behalf of the Fund. Under this consulting agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, is the independent registered public accounting firm for the Fund. Cohen & Company, Ltd. will perform an annual audit of the

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Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., will provide tax and other permissible non-audit services as requested.

Counsel to the Trust

Blank Rome LLP, 1271 Avenue of the Americas, New York, NY, 10020 serves as legal counsel to the Trust.

DISTRIBUTION AGREEMENT

Ultimus Fund Distributors, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distribution Agreement provides that, unless sooner terminated with respect to the Fund, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers,

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will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services. The Advisor pays the Distributor a fee for certain distribution-related services.

Distribution Plan

The Board of Trustees has adopted (but has not yet implemented), and the Fund’s shareholders have approved, a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). If the Distribution Plan is implemented, the Fund will be authorized to use the assets of the Fund to reimburse the Advisor, the Distributor or others for expenses incurred by such parties in the promotion and distribution of the shares of the Fund. If implemented, the Distribution Plan will authorize the use of distribution fees to pay expenses including, but not limited to, printing prospectuses and reports used for sales purposes, preparing advertising and sales literature, and other distribution-related expenses. The maximum amount payable under the Distribution Plan is 0.25% of the Fund’s average daily net assets on an annual basis. Because these fees would be paid out of the Fund’s assets on an ongoing basis, over time these fees would increase the cost of your investment.

FINRA’s maximum sales charge rule relating to mutual fund shares establishes limits on all types of sales charges, whether front-end, deferred or asset-based. This rule limits the aggregate distribution fees to which shareholders might be subject under the terms of the Distribution Plan.

The Distribution Plan may be extended annually by the approval of a majority of the Fund’s Board of Trustees, including a majority of the Independent Trustees. As adopted, the Fund does not intend to implement the Distribution Plan. This means that any current distribution-related expenses are not paid by the Fund but are being paid by the Advisor.

If implemented, the Distribution Plan would require that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Distribution Plan or any related agreement prepare and furnish to the Trustees for their review, at least quarterly, written reports complying with the requirements of Rule 12b-1 under the 1940 Act and setting out the amounts expended under the Distribution Plan and the purposes for which those expenditures were made. The Distribution Plan provides that so long as it is in effect the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

The Distribution Plan would continue in effect only so long as its continuance is specifically approved at least annually by the Trustees in the manner described above for Trustee approval of the Distribution Plan. The Distribution Plan could be terminated at any time by a majority vote of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to the Distribution Plan or by vote of a majority of the outstanding voting securities of the Fund.

The Distribution Plan may not be enacted or amended so as to materially increase the amount of the distribution fees for the Fund unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund. In addition, no material amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the Distribution Plan.

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PORTFOLIO TRANSACTIONS AND TURNOVER

The Fund’s portfolio securities transactions are placed by the Advisor. The goal of the Fund is to obtain the best available prices in its portfolio transactions, taking into account the costs, promptness of executions and other qualitative considerations. There is no pre-existing commitment to place orders with any broker, dealer or member of an exchange. The Advisor evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including the broker’s commission rate, execution capability, positioning and distribution capabilities, information in regard to the availability of securities, trading patterns, statistical or factual information, opinions pertaining to trading strategy, back office efficiency, ability to handle difficult trades, financial stability, and prior performance in servicing the Advisor and its clients. In transactions on equity securities and U.S. government securities executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Advisor, better prices and executions are available elsewhere.

The Advisor, when effecting purchases and sales of portfolio securities for the account of the Fund, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange; or (ii) at a higher rate of commission charges, if reasonable, in relation to brokerage and research services provided to the Fund or the Advisor by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information, opinions pertaining to investments or the ability to aggregate or bunch trades with other clients of the Advisor. The Advisor may use research and services provided by brokers and dealers in servicing all its clients, including the Fund, and not all such services will be used by the Advisor in connection with the Fund. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Advisor may from time to time receive services and products which serve both research and non-research functions. In such event, the Advisor makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component. The execution of a transaction for any portfolio by a broker or dealer is permitted only if the selection of that broker or dealer is not influenced by considerations about the sale of Fund shares. The Fund and/or the Predecessor Fund paid the following in brokerage commissions for the three prior fiscal years ended October 31:

	2023	2024	2025
Brokerage Fees Paid	$5,267	$5,160	$3,638

The Advisor provides investment advisory services to individuals and other institutional clients, including corporate pension plans, profit-sharing and other employee benefit trusts. There may be occasions on which other investment advisory clients advised by the Advisor may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Advisor averages the transactions as to price and allocates the amount of available investments in a manner which is believed to be equitable to each client, including the Fund. On the other hand, to the extent permitted by law, the Advisor will aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.

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The SEC requires the Fund to provide certain information regarding securities held of its regular brokers or dealers (or their parents) as of the Fund’s most recent fiscal year end. As of October 31, 2025, the Fund did not hold securities issued by regular broker dealers of the Fund. The Advisor did not direct the Fund’s brokerage transactions to a broker because of research services during the Fund’s fiscal year ended October 31, 2025.

ADDITIONAL INFORMATION ABOUT PURCHASES, SALES AND PRICING OF SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Advisor reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check or electronic funds transfer through the ACH network and a redemption is requested before the purchase amount has cleared, the Fund may postpone payment of the redemption proceeds up to 15 calendar days while the Fund waits for the purchase amount to clear.

Redemptions In-Kind

The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in investments that are classified as illiquid, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of investments that are classified as illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held investments that are classified as illiquid, such distribution may contain a pro rata portion of such illiquid investments or the Fund may determine, based

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on a materiality assessment, not to include illiquid investments in the in-kind redemption. The Fund does not anticipate that it would selectively distribute a greater than pro rata portion of any illiquid investments to satisfy a redemption request. If such investments are included in the distribution, shareholders may not be able to liquidate such investments and may be required to hold such investments indefinitely. Shareholders’ ability to liquidate such investments distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such investments distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these investments by the recipient.

Pricing of Shares

The NAV of the Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of the Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding (assets – liabilities / # of shares = NAV). The NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets of the Fund’s Class	=	NAV of the Fund’s Class
Shares Outstanding of the Fund’s Class

Generally, the Fund’s investments are valued at market value. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has appointed the Advisor as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, with respect to the Fund. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Valuation Designee, in accordance with procedures approved by the Board. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Valuation Designee’s fair value determinations

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available

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shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined in good faith by the Valuation Designee, in accordance with procedures adopted by the Board. The Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

DIVIDENDS

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their NAV as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. Shareholders will receive a confirmation of each new transaction in their account. The Trust will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of a Systematic Withdrawal Plan or an Automatic Investment Plan. Shareholders may rely on these statements in lieu of stock certificates. Stock certificates representing shares of the Fund will not be issued.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

In order to qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  The Fund also must satisfy both of the following asset diversification tests:  At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must consist of cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the

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securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  The Fund also must distribute each taxable year sufficient dividends to its shareholders to claim a dividends-paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (before the dividends paid deduction), which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss and 90% of the Fund’s net tax-exempt interest, if any.

Distributions of Net Investment Income. The Fund generally receives income in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate a 4% federal excise tax or income taxes on the Fund.

Effect of Foreign Taxes. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the dividends paid to you. Based on the principal investment strategy of the Fund, it is not expected that the Fund will be eligible to pass through to shareholders any credits or deductions with respect to such foreign taxes.

The Foreign Account Tax Compliance Act (“FATCA”) imposes a 30% withholding tax on the Fund’s ordinary income distributions, which generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any intergovernmental agreement, withholding under FATCA is required generally with respect to ordinary income distributions from the Fund. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Effect of Foreign Investments on Distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities generally are treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund’s ordinary income otherwise available

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for distribution. This treatment could increase or decrease the Fund’s ordinary income distributions to you and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you upon distribution; however, it reduces your tax basis in your shares, which can lead to increased capital gain or reduced capital loss upon redemption of your Fund shares.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). When investing in PFIC securities, if possible under the tax rules, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. The Fund does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all PFIC-related taxes in every year.

Information on the Tax Character of Distributions. The Fund will inform you of the amount and character of your distributions at the time they are paid and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may report and distribute to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company (“RIC”). The Fund has elected and intends to continue to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to so qualify during the current fiscal year. As a RIC, the Fund generally pays no federal income tax on the income and gains it distributes. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to you. In such a case, the Fund will be subject to federal, and possibly state, corporate income taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.

Excise Tax Distribution Requirements. The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98.2% of its capital gain net income earned during the twelve-month period ending October 31 (in addition to 100% of undistributed amounts from the prior year) to you by December 31 of each year in order to avoid nondeductible federal excise taxes. The Fund intends to declare and pay sufficient dividends in December (which may be paid in January, in which case you must treat such dividends as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes in every year.

Redemption of Fund Shares. Redemptions, including redemptions in-kind, are taxable transactions for federal and state income tax purposes that could cause you to recognize a taxable gain or loss. If you redeem your fund shares, you are required to report any gain or loss. If you hold your shares as a capital asset, any gain or loss that you realize will be capital gain or loss and will be short-term or long-term, generally depending on how long you have owned your shares. Any loss incurred on the redemption of shares held for six (6) months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption or sale of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund (through reinvestment

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of dividends or otherwise) within thirty (30) days before or after your redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations. Most states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations. Dividends (excluding capital gain dividends) paid by the Fund generally will qualify for the 50% dividends-received deduction for corporations, but the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources. The dividends-received deduction will be available only with respect to dividends reported by the Fund as eligible for such treatment. Additionally, if requested, the Fund will send to any such corporate shareholders a statement each year advising them of the amount reported by the Fund as eligible for such treatment.

Qualified Dividend Income Distribution for Individual Shareholders. A portion of the dividends paid by the Fund may be taxable to non-corporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income. The Fund will advise you of the tax status of distributions shortly after the close of each calendar year.

Qualified Business Income. Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes dividends paid by a real estate investment trust (“REIT”) and certain income from publicly traded partnerships. Regulations adopted by the United States Treasury allow non-corporate shareholders of the Fund to benefit from the 20% deduction with respect to net REIT dividends received by the Fund if the Fund meets certain reporting requirements, but do not permit any such deduction with respect to publicly traded partnerships.

Investment in Complex Securities. The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you by the Fund. For example, if the Fund is permitted to invest in options or futures contracts, it could be required to mark-to-market these contracts at its fiscal year end. Under these rules, gains or losses on these contracts would be treated as 60% long-term and 40% short-term capital gains or losses.

Capital Loss Carryforwards. As of October 31, 2025, the Fund had no capital loss carryforwards.

The foregoing discussion of U.S. federal income tax law relates solely to the application of the law to “U.S. Holders,” which are beneficial owners of Fund shares that are U.S. citizens or residents and U.S. domestic corporations, partnerships, estates the income of which is subject to United States federal income taxation regardless of its source, and trusts that (1) are subject to the primary supervision of a court within the United

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States and one or more United States persons have the authorization to control all substantial decisions of the trust or (2) have a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

If you are a “Non-U.S. Holder,” which is a beneficial owner of fund shares that is not a U.S. Holder, you should consult your tax advisor regarding U.S. and non-U.S. tax consequences of ownership of shares of the Fund, including the likelihood that distributions to you would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility they you may be subject to U.S. estate tax. A portion of the Fund’s distributions received by a Non-U.S. Holder may, however, be exempt from U.S. withholding tax to the extent properly reported by the Fund as attributable to U.S. source interest income and short-term capital gains. If a Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Holder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Holder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Holder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Holder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Holder is subject to such U.S. income tax on a distribution, then the Fund is not required to withhold U.S. federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses is taxed as ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any capital loss, the balance will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a

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purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least five days in advance of the payment date for the distribution.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

GENERAL INFORMATION

Exchange Place Advisors Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 2, 2018. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities. The Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interest in the series. The Trust may offer more than one class of shares of any series.

The Trust has reserved the right to create and issue additional series or classes. Subject to the distinctions permitted among classes of the Trust or any series as established by the Board consistent with the requirements of the 1940 Act, each share of the Trust or any series shall represent an equal beneficial interest in the net assets of the Trust or such series, and each shareholder of the Trust or any series shall be entitled to receive such shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such series. Upon redemption of the shares of any series, the applicable shareholder shall be paid solely out of the funds and property of such series of the Trust. Except as otherwise provided by the Board, shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.

The Board may require shareholders to redeem shares for any reason under terms set by the Board. When

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issued, shares are fully paid and non-assessable. The Board may, however, cause shareholders, or shareholders of a particular series or class, to pay certain transfer agency, servicing or similar agent charges by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote (and a proportionate fractional vote for each fraction of a share). The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Board of the Trust it is necessary or desirable to submit matters for a shareholder vote or as otherwise required by the 1940 Act or other applicable federal law. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust or By-Laws. On any matters submitted to a vote of the shareholders, all shares of the Trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series or class; (ii) when the matter involves any action that the Board has determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Board has determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. Accordingly, shareholders of each series generally vote separately, for example, to approve investment advisory contracts or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (i) each class shall have a different designation; (ii) each class of shares shall bear any class expenses; and (iii) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Upon liquidation or dissolution of the Fund, shareholders of the Fund would generally be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

The shareholders of the Fund have the power to vote only: (i) for the election or removal of Trustees as and to the extent provided in the Declaration of Trust; (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the SEC (or any successor agency) or any state; and (iii) as the Board may otherwise consider necessary or desirable in its sole discretion.

The Trust is an entity of the type commonly known as a “Delaware statutory trust.” Under Delaware law and the Declaration of Trust, shareholders are entitled to the same limitation of personal liability extended to shareholders of corporations organized under Delaware law. Therefore, shareholders generally will not be subject to personal liability for Fund obligations. The risk that a shareholder will incur personal liability for Fund obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Declaration of Trust.

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FINANCIAL STATEMENTS

Incorporated by reference herein are the financial statements of the Fund dated as of the fiscal year ended October 31, 2025, which include the “Report of Independent Registered Public Accounting Firm,” “Schedule of Investments,” “Statement of Assets and Liabilities,” “Statement of Operations,” “Statements of Changes in Net Assets,” “Financial Highlights” and “Notes to Financial Statements.” A copy of the Fund’s financial statements can be obtained at no charge on the Fund’s website, www.FortPittCapitalFunds.com. or by contacting the Fund at the address or telephone number located on the cover page of this SAI.

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APPENDIX A

S&P Global Ratings (“S&P”) Corporate Bond Rating Definitions

AAA-An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA-An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB-An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C-Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB-An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B-An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC-An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC-An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C-An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D-An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P

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believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Note-Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Moody’s Investors Service, Inc. Corporate Bond Rating Definitions

Aaa-Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa-Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A-Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa-Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba-Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B-Obligations rated B are considered speculative and are subject to high credit risk.

Caa-Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca-Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C-Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Fitch Ratings, Inc. Bond Rating Definitions

AAA: Highest Credit Quality

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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AA: Very High Credit Quality

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly Speculative

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk

Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk

Default of some kind appears probable.

C: Near Default

A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

●	The issuer has entered into a grace or cure period following non-payment of a material financial obligation.
●	The formal announcement by the issuer or their agent of a distressed debt exchange (“DDE”).
●	A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
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RD: Restricted Default

‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

●	An uncured payment default or DDE on a bond, loan or other material financial obligation, but
●	Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
●	Has not otherwise ceased operating. This would include:
o	The selective payment default on a specific class or currency of debt;
o	The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D: Default

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a DDE.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

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APPENDIX B

PROXY VOTING POLICIES

EXCHANGE PLACE ADVISORS TRUST
PROXY VOTING POLICIES AND PROCEDURES

Exchange Place Advisors Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to a Fund’s Adviser and/or Sub-Advisers

The power to vote proxies may be delegated to the Funds’ investment adviser or sub-adviser, and it is the policy of Exchange Place Advisors Trust to so delegate voting authority to North Square Investments, LLC, Kovitz Investment Group Partners, LLC and Reflection Asset Management, LLC (the “Adviser”), who may, in turn, delegate voting authority to the applicable Sub-Adviser of a Fund. The applicable Sub-Advisers have each accepted the delegation to vote proxies of securities held by the Funds in which they serve as Sub-Adviser, and shall vote such proxies in accordance with the Sub-Adviser’s own proxy voting policies, practices and procedures; provided that the Sub-Adviser shall vote such proxies in what it deems to be in the best interests of the Funds’ shareholders and in a manner that is consistent with this Proxy Voting Policy, as amended from time to time by the Board.

To ensure that the Sub-Advisers’ voting policies, practices and procedures are in the best interests of the Funds’ shareholders and consistent with this Proxy Voting Policy, Sub-Advisers shall review with the Board any proposed material changes or amendments to the Sub-Adviser’s proxy voting policies, practices and procedures as they are adopted and implemented.

Consistent with its duties under this Policy, each Sub-Adviser shall monitor and review corporate transactions of corporations in which each Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Funds under the Proxy Rule and the 1940 Act. Each Sub-Adviser shall perform these duties in accordance with the Sub-Adviser’s proxy voting policy, a copy of which shall be presented to the Board for its review. Each Sub-Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Annual Filing of Proxy Voting Record

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator shortly after June 30 of each year. The Trust (through the Trust’s administrator) shall file an annual report of each proxy voted with respect to portfolio securities held by the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund has a website, it must make publicly available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX. The Fund must make available such information on or through its

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website as soon as reasonably practicable after filing the report with the Commission. The information disclosed in the Fund’s most recently filed report on Form N-PX must remain available on or through the Fund’s website for as long as the Fund remains subject to the requirements of the Proxy Rule and discloses that the Fund’s proxy voting record is available on or through its website.

Each Fund’s proxy voting record shall also be made available, without charge, upon request of any Fund shareholder, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any such Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Because each Fund will post its most current prospectus and statement of additional information on its website, the Fund’s proxy voting policies and procedures will be available on the website.

Other Proxy Voting Disclosures

A. The Trust shall include in its registration statements:

1. A description of these Policies and Procedures and of each Adviser’s Policies and Procedures. A Fund may satisfy the requirement to provide a description of the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities by including a copy of the policies and procedures themselves; and

2. A statement disclosing that information regarding how the Fund(s) voted proxies relating to portfolio securities held by the Fund(s) during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number or on or through the Fund’s website at a specified Internet address or both, and on the SEC’s website at http://www.sec.gov.

B. The Trust shall include in its Annual and Semi-Annual Reports to shareholders a brief, plain English statement that certain additional Fund information is available on the Fund’s website, including proxy voting information.

Responsible Party: Adviser, Sub-Advisers, Administrator

See each Adviser’s/Sub-Adviser’s Manual for its Proxy Voting Policy.

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FOCUS PARTNERS WEALTH, LLC
PROXY VOTING PROCEDURES

1.	Statement of Policy

The Advisers Act requires any adviser who votes proxies on behalf of Clients to have written policies and procedures.

The Adviser generally does not take authority to vote proxies on behalf of clients, but may offer assistance to proxy matters in limited scenarios specific to individual clients up to where Adviser may assume proxy voting responsibility. Exceptions to the general “no proxy” policies are outlined below.

2.	Who is Responsible for implementing this Policy

The Compliance Department, and Chief Investment Officer (“CIO”), are responsible for implementing, updating, and monitoring this policy. The Compliance Department is responsible for ensuring that appropriate disclosure is given to Clients. The CIO is responsible for overseeing the voting of proxies, when an exception has been made.

3.	Procedures to Implement this Policy

The Adviser has adopted procedures that it believes are reasonably designed to implement its proxy voting policy.

The Compliance Department should monitor, evaluate, and update the procedures, as appropriate, including:

●	requiring any Supervised Person who assists clients with completing custodian forms to provide the client with guidance that the form should indicate the Client should be the recipient of proxies, unless an exception applies.
●	require that Adviser’s operations and wealth advisor teams have Client onboarding procedures in place whereby accounts are coded correctly as to the proxy voting responsibility where an aforementioned exception applies, that the arrangement is reflected in the Client’s brokerage account application;
●	require that voting responsibility between the Adviser and the Client is clearly established in the Client’s advisory agreement or in some other writing;
●	confirm that the software the Adviser uses to facilitate its proxy voting in those limited circumstances is serving the needs of the Adviser;
●	confirm that the Adviser is voting proxies, where applicable, timely and in accordance with its guidelines; and
●	review the procedures at least annually to assess their adequacy.

4.	Specific Policies for Certain Exceptions to Not Voting Proxies

Voting Proxies when a Supervised Person Serves as Trustee for a Client Trust Account

In those instances where a Supervised Person serves as the trustee of a trust account managed by the Adviser, the following procedures should be followed to help assure that the Adviser is not acting contrary to its policy not to vote proxies:

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●	in cases where a trust Client has a trustee in addition to the Supervised Person, the proxies shall be sent to that outside trustee who will be responsible for voting proxies;
●	in cases where a trust Client has only the Supervised Person as a trustee, the proxies shall be sent to the underlying beneficiary, who will retain proxy-voting authority;
●	in a case where a trust Client has only the Supervised Person as a trustee and the beneficiary is not able to exercise his or her voting authority, the Supervised Person-Trustee will vote the proxies in the best interests of that Client in accordance with their fiduciary obligations in the capacity as a trustee; and
●	the Adviser will maintain a record of all Client trust accounts for which a Supervised Person has responsibility to vote proxies in their capacity as trustee for such trust Client.

Voting Proxies for Grandfathered Clients and/or when a Client has specifically designated the Adviser to Vote Proxies

The following policies and procedures apply to the voting of proxies by the Adviser for Client accounts for which the Adviser and the Client have agreed that the Adviser has proxy voting responsibility.

The Adviser’s objective is to ensure that its proxy voting activities on behalf of its Clients are conducted in a manner consistent with the best interests of the Clients. For most matters, however, the Adviser’s policy is not to vote when it believes the outcome is not in doubt in order to avoid the unnecessary expenditure of time and the cost to review the proxy materials in detail and carry out the vote. In such circumstances, the Adviser believes that the Client is best served by the Adviser’s devotion of its time to investment activities on the Client’s behalf.

The Adviser is committed to voting proxies in a manner consistent with the best interests of its Clients. Where the Adviser has the responsibility to vote proxies, there may be some instances when it may choose not to take any action, such as (a) where a Client has informed the Adviser that it wishes to retain the right to vote a specific proxy, (b) where the proxy is received for a Client account that has been terminated, (c) where a proxy is received by the Adviser for a security that it no longer manages on behalf of a Client, or (d) when the Adviser believes the outcome is not in doubt, in such circumstances, the Adviser believes that the Client is best served by the Adviser’s devotion of its time to investment activities on the Client’s behalf.

In those instances where the Adviser retains the responsibility to vote proxies, see (A) the Adviser Responsible for Voting Proxies below.

Form N-PX

Section 14A (a) and (b) of the Securities and Exchange Act of 1934 requires investment advisers that file Form 13F to also file a Form N-PX through the EDGAR system. Form N-PX must be filed annually not later than August 31 of each year and must report, for the most recent 12-month period ended June 30, certain information regarding the investment adviser’s proxy voting record for each shareholder vote relating to (1) senior executive compensation, (2) frequency of executive compensation votes, and (3) golden parachute compensation (Sections 14A(a) and (b) of the Securities Exchange Act of 1934).

Note, even if an investment adviser does not accept proxy voting responsibility, it must still file a Form N-PX disclosing that the investment adviser has a clearly disclosed policy of not voting, and did not vote, on any proxy voting matters during the reporting period.

On or before August 31 of each year, the Compliance Department (including, if applicable, a third-party service provider) will make a Form N-PX filing to report, for the most recent 12-month period ended June 30, the Adviser’s proxy voting record regarding votes on certain executive compensation matters pursuant to Sections

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14A(a) and (b) of the Securities Exchange Act of 1934. The Adviser will monitor and retain the information that is required to be included in the Form N-PX filing.

Client Disclosure

The Advisers Act requires an adviser to disclose to Clients a summary of its policies. A summary of the Adviser’s proxy voting policy is contained in the Adviser’s Form ADV Part 2A.

(A) the Adviser Responsible for Voting Proxies

If/when the Adviser votes a proxy, the Adviser generally votes in accordance with the following general guidelines:

Proxy Proposal Issue	Proxy Voting Policy
Election of Directors	For
Fix Number of Directors	For
Election of Directors (Majority Voting)	For
Ratify Appointment of Independent Auditors	For
Eliminate Supermajority Requirements	For
Eliminate Supermajority Requirement to Amend Charter	For
Eliminate Supermajority Requirement to Approve Business Combination	For
Eliminate Supermajority Requirement to Declassify Board	For
Adopt Anti-Greenmail	For
Approve Company Name Change	For
Declassify Board	For
Eliminate Unequal Voting Rights	For
Adopt Confidential Voting	For
Director Removal Without Cause	For
Authorize Board to Fill Vacancies	For
Restore Right to Call a Special Meeting	For
Bundled Corporate Governance	For
Outside Director Stock Option	For
Approve Cash/Stock Bonus Plan	For
Amend Cash/Stock Bonus Plan	For
Merger Plan	For
Authorize Sale of Assets	For
Investment Advisory Agreement	For
Liquidation Plan	For
Dividends	For
Stock Repurchase Plan	For
Approve Par Value Change	For
Reverse Stock Split	For
Approve Stock Split	For
Shareholder Proposal	For
S/H Proposal Change Annual Meeting Date/Time/Place	For
S/H Proposal Adopt Confidential Voting	For
S/H Proposal Rotate Annual Meeting Location	For
S/H Proposal Rescind Anti	For
S/H Proposal Allow Shareholders to Select Auditors	For
S/H Proposal Change Compensation Structure	For
S/H Proposal Adopt Cumulative Voting	For
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Proxy Proposal Issue	Proxy Voting Policy
S/H Proposal Create a Non	For
S/H Proposal Redeem Poison Pill	For
S/H Proposal to Ratify Poison Pill	For
S/H Proposal Repeal Supermajority Requirements	For
S/H Proposal Approve/Amend Terms of Existing Poison Pill	For
S/H Proposal Increase Disclosure of Executive Compensation	For
S/H Proposal Require Majority of Directors to Be Independent	For
S/H Proposal Require Minimum Stock Ownership for Directors	For
S/H Proposal Add Women & Minorities to Board	For
S/H Proposal Require Two Candidates for Each Board Seat	For
S/H Proposal Limit Composition of Committee(s) to Independent Directors	For
S/H Proposal Enhance Stock Value Via Merger/Sale	For
S/H Proposal Third World Issues	For
S/H Proposal Environmental	For
S/H Proposal Require Environmental Reporting	For
S/H Proposal Reduce Pollution Emissions	For
S/H Proposal Adopt Conservation Policy	For
S/H Proposal Adopt/Implement Ceres Principles	For
S/H Proposal Soviet Union	For
S/H Proposal Disclose Political Contributions	For
S/H Proposal Report on Charitable Donations	For
S/H Proposal Human Rights Related	For
S/H Proposal Animal Rights	For
S/H Proposal Tobacco	For
S/H Proposal Separate Chairman/Coe	For
S/H Proposal Establish Independent Chairman	For
S/H Proposal Executive Compensation	For
S/H Proposal Compensation Discussion and Analysis	For
Miscellaneous Shareholder Proposal	For
14A Executive Compensation Vote Frequency	1 Year
Allow Board to Set its Own Size	Against
Adopt Supermajority Requirement to Act by Written Consent	Against
Adopt Supermajority Requirement to Amend Charter	Against
Adopt Supermajority Requirement to Approve Business Combination	Against
Adopt Supermajority Requirement to Declassify Board	Against
Approve Limitation of Director Liability	Against
Eliminate Shareholder Right to Call Special Meeting	Against
Eliminate Shareholder Right to Act By Written Consent	Against
Adopt Unequal Voting Rights	Against
Eliminate Cumulative Voting	Against
Approve Fair Price Provision	Against
Approve Director Removal Only for Cause	Against
S/H Proposal - Expensing of Stock Options	Against
S/H Proposal - Phase Out Nuclear Facilities	Against

The following proxy proposal categories are fact-sensitive such that no general voting policy with respect to such issues may be established by the Adviser:

Omnibus Stock Option Plan	Fact Sensitive
Employee Stock Ownership Plan	Fact Sensitive
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Approve Restructuring	Fact Sensitive
Approve Restructuring	Fact Sensitive
Approve Spinoff	Fact Sensitive
Authorize Common Stock Increase	Fact Sensitive
S/H Proposal - Golden Parachutes to Vote	Fact Sensitive
S/H Proposal - Limit Compensation	Fact Sensitive
S/H Proposal - Military/Weapons	Fact Sensitive

If the proxies are voted, the proxy proposals received by the Adviser and designated above in the Proxy Voting Polices as “for” or “against” will be voted by the Adviser in accordance with the Proxy Voting Polices. Proxy proposals received by the Adviser and designated above in the Proxy Voting Policies as “fact-sensitive” will be reviewed by the Adviser on a case-by-case basis. The basis for all “fact-sensitive” voting decisions shall be documented in writing. For proxy proposals received by the Adviser but not addressed in the Proxy Voting Policies, the Adviser takes the position to generally vote in line with the company’s management team.

Notwithstanding the forgoing, the Adviser may vote a proxy contrary to these guidelines if the Adviser determines that such action is in the best interest of the Client. In the event that the Adviser acts contrary to these guidelines, the Adviser shall document the basis for such decision in writing.

Material Conflict of Interest

The Adviser occasionally may be subject to material conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, its affiliates and/or its Supervised Person also occasionally may have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers, or candidates for directorships.

If, at any time, the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser will handle the proposal as follows.

●	If the proposal is designated in proxy voting policies above as “for” or “against,” the proposal will be voted by the Adviser in accordance with the proxy voting policies, provided little discretion on the part of the Adviser is involved; or
●	If the proposal is designated in the proxy voting policies above as “fact-sensitive” (or not addressed in the proxy voting policies), the Adviser will either (i) disclose to the Client such material conflict and vote the Client’s shares in accordance with the Client’s instructions or (ii) take such other action as is necessary to ensure that the Adviser’s vote (including the decision whether to vote) is based on the Client’s best interest and not affected by the Adviser’s material conflict of interest.
●	Additionally, as noted above, the 1934 Act requires certain advisers to file reports where it discloses how it voted on say-on-pay (executive compensation) shareholder votes.

Maintaining Records

In accordance with Rule 204-2, the Adviser will maintain the following records in connection with the Adviser’s proxy voting policies and procedures.

Maintaining Records

The Adviser shall maintain the following records:

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●	Copies of advisory agreements
●	Evidence of disclosure to Clients of the Adviser’s proxy voting policy
●	Record of Client trust accounts for which Supervised Persons serve as trustees
●	Copy of the proxy voting policies and procedures
●	Copy of all proxy statements received regarding Clients’ securities
●	Record of each vote the Adviser casts on behalf of a Client
●	Written records of Client requests for proxy voting information, including a copy of each written Client request for information on how the Adviser voted proxies on behalf of the requesting Client and a copy of any written response by the Adviser to any (written or oral) Client request for information on how the Adviser voted proxies on behalf of the requesting Client
●	Any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for a voting decision

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